EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                           (18 U.S.C. SECTION 1350)

     The undersigned executive officer of Jacksonville Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                            /s/ Bill W. Taylor
                            ------------------------------------
                            Name:   Bill W. Taylor
                            Title:  Executive Vice President and
                                    Chief Financial Officer

Date: November 24, 2003